UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 24, 2010

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 West Street
New York, New York	10007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Verizon Communications Inc. (Verizon) hereby amends and restates Item 9.01 of its Current Report on Form 8-K (originally filed on March 24, 2010) to read as follows:

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

23	Consent of Independent Registered Public Accounting Firm.

99*	Verizon’s Separate Telephone Operations Combined Special-Purpose Financial Statements, Summary Historical Combined Financial Data of Verizon’s Separate Telephone Operations and Management’s Discussion and Analysis of Financial Condition and Results of Operations of Verizon’s Separate Telephone Operations.

*	Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date: June 11, 2010	/s/ Robert J. Barish
Robert J. Barish
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

23	Consent of Independent Registered Public Accounting Firm.

99*	Verizon’s Separate Telephone Operations Combined Special-Purpose Financial Statements, Summary Historical Combined Financial Data of Verizon’s Separate Telephone Operations and Management’s Discussion and Analysis of Financial Condition and Results of Operations of Verizon’s Separate Telephone Operations.

*	Previously filed.